                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              EIP Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 EIP MICROWAVE, INC.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  FEBRUARY 11, 1998


To the Stockholders of EIP MICROWAVE, INC.

    The Annual Meeting of Stockholders of EIP MICROWAVE, INC. (the "Company") will be held at PACIFIC CLUB, 4110 MACARTHUR BLVD., NEWPORT BEACH, CA, ON FEBRUARY 11, 1998, AT 10:00 A.M., PACIFIC STANDARD Time for the following purposes:

         1. To elect two directors to Class III of the Company's Board of Directors to serve until the 2001 Annual Meeting of Stockholders.

         2. To adopt the 1998 Stock Plan and approve the reservation and authorization of 1,500,000 shares of Common Stock reserved for issuance under the terms of the plan.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on DECEMBER 23, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.


                                       By Order of the Board of Directors



                                       J. F. Bishop
                                       SECRETARY

Newport Beach, California
JANUARY 14, 1998


--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID RETURN ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH.
--------------------------------------------------------------------------------

                                 EIP MICROWAVE, INC.
                                  4500 CAMPUS DRIVE
                                      SUITE 219
                           NEWPORT BEACH, CALIFORNIA 92660

                                 --------------------

                            ANNUAL MEETING OF STOCKHOLDERS
                                  FEBRUARY 11, 1998

                                 --------------------

                                   PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of EIP MICROWAVE, INC. (the "Company") to be voted at its Annual Meeting of Stockholders to be held on FEBRUARY 11, 1998, and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is to be held at 10:00 a.m., Pacific Standard Time, at Pacific Club, 4110 MacArthur Blvd., Newport Beach, California. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is JANUARY 16, 1998.

    The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on DECEMBER 23, 1997, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its Common Stock, par value $.01 per share ("Common Stock"), and, at the Record Date, 424,907 shares were issued and outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters.

    As a Delaware corporation doing business in California, the Company is subject to certain provisions of the California General Corporation Law (the "California Law") if certain property, payroll, and sales factors are met and more than 50% of the Common Stock is held of record by persons having addresses in California (excluding shares held by broker-dealers, banks or other nominees). The Company believes that it meets the statutory test for applicability of certain provisions of California Law to the Company. One of these provisions, Section 708 entitles a stockholder to cumulate his or her votes at an election of directors. Accordingly, with respect to the election of directors only (Proposal 1), if one or more stockholders give notice at the Annual Meeting before the voting of their intention to cumulate their votes, all stockholders entitled to vote shall have the right to so cumulate their votes and to give one candidate, who has been nominated prior to the voting, a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute such votes among two or more such candidates on the same principle in such proportions as each stockholder may determine. If such vote is not conducted by cumulative voting, stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or vote in favor of specific nominees and withhold their votes as to other nominees.

    The Bylaws of the Company set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person shall be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw.

    Nominations of persons for election to the Board of Directors may be made by (i) the Board of Directors or a proxy committee appointed by the Board of Directors or (ii) any stockholder entitled to vote in the election of directors at the meeting and who complies with the notice procedures set forth in the Nomination Bylaw.

    Nominations by stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not fewer than 90 days prior to the meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such stockholder's notice shall set forth (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated or intended to be nominated, by the Board of Directors, and (v) the consent of each nominee to serve as a director of the Company if so elected. In the event that a person is validly designated as a nominee in accordance with the Nomination Bylaw and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than 5 days prior to the date of the meeting for the election of such nominee of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to the Nomination Bylaw had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Company, if elected, of each such substitute nominee. If the chairman of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of the Nomination Bylaw, such nomination shall be void.

    A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company, J. F. Bishop, at the above address, a written revocation of such proxy or a duly executed proxy bearing a later date or by the stockholder attending the Annual Meeting and voting in person. Unless revoked, the proxy will be voted as specified. If no instruction is specified on your proxy with respect to any proposal to be acted upon, the shares represented by your executed proxy will be voted "FOR" election of the Board of Directors' nominees for director to Class III of the Company's Board of Directors.

    A majority of the outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The candidates for election as director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy, entitled to vote and actually voting at the Annual Meeting. The affirmative vote of a majority of the shares of

Common Stock present in person or represented by proxy, entitled to vote and actually voting on each other proposal is required for the adoption or ratification of such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    The cost of solicitation of the Company's proxies is to be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by telephone, facsimile or personal contact on behalf of the Company by directors, officers and other regular employees of the Company, without extra compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to either (1) forward soliciting materials to the beneficial owners of shares, in which case they will be reimbursed for their expenses, or (2) provide the Company with an appropriate list of names, addresses and holdings of the beneficial owners of shares and appropriate authorization, in which case the Company will forward soliciting materials directly to the beneficial owners.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of the Record Date, certain information as to the Common Stock of the Company beneficially owned, directly or indirectly, by each person who is known to the Company to beneficially own more than 5% of the outstanding Common Stock, by each director, by each nominee for director, by each executive officer named in the Summary Compensation Table, and by all executive officers and directors of the Company as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. (Note -- "Direct" means Common Stock held individually, or held in joint tenancy or as community property with spouse. "Indirect" means Common Stock held by spouse as separate property, or held of record by the stockholder for the benefit of another person, or held of record by the stockholder as trustee of a trust.)


       NAME AND ADDRESS                       AMOUNT AND NATURE OF           PERCENT
      OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP (9)       OF CLASS (9)
      -------------------                     ------------------------       ------------
CEDE & Company                              186,600       Indirect (1)        43.92%
  Depository Trust Company
  7 Hanover Square
  New York, New York 10004

John F. Bishop (2)                          128,927       Indirect (3)        30.34%
J. Bradford Bishop (2)                       62,473       Indirect (4)        16.66%
                                             10,000         Direct (6)

J. Sidney Webb (2)                              800       Indirect (5)         3.60%
                                             15,000         Direct (6)
Robert D. Johnson (2)                           200       Indirect (7)         3.46%
                                             15,000         Direct (6)
Lewis B. Foster (2)                          10,000         Direct (6)         2.30%
Michael E. Johnson (2)                        6,666         Direct (6)         1.54%
Ivan Andres (2)                               4,200         Direct (6)            *
James N. Cutler, Jr. (2)                      1,000         Direct                *
All Executive Officers and                  227,167           ---             51.30%
    Directors as a Group
    (7 persons) (8)


-----------------------
*Less than 1% of the class

(1) CEDE & Company is a nominee of the Depository Trust Company, which is a wholly owned subsidiary of the New York Stock Exchange, Inc. CEDE disclaims any beneficial interest in shares of the Company's Common Stock held in its name.

(2) The mailing address for such individual is in care of EIP Microwave, Inc., 1745 McCandless Drive, Milpitas, CA 95035.

(3) Consists of (i) 118,260 shares held by J.F.Bishop and his spouse as trustees of the Bishop Family Trust, and (ii) 10,667 shares held by J.F.Bishop as trustee for the benefit of certain of his children.

(4) Consists of (i) 22,473 shares held by J.B.Bishop and his spouse as trustees of a revocable trust, and (ii) 40,000 shares held by J.B.Bishop and his spouse as trustees of the Bishop 1993 Children's Trust.

(5) Held by J.S.Webb as trustee of the Webb Family Trust.

(6) Consists of shares for which the named individual has the right to acquire beneficial ownership within 60 days after the Record Date by exercise of options granted under the Company's Second Amended and Restated 1994 Stock Option Plan.

(7) Held by R.D.Johnson and his spouse as trustees of the Robert D. Johnson and Dorothy A. Johnson Trust.

(8) Total includes the shares indirectly held by Messrs. J.F.Bishop, J.B.Bishop, J.S.Webb and R.D.Johnson as trustees, as noted above.

(9) The Company has commenced a rights offering (the "Rights Offering"), pursuant to which the Company is offering 5,948,698 shares of its Common Stock to its stockholders of record on November 7, 1997 (the "Rights Offering Record Date"). Each stockholder of record is entitled to purchase fourteen shares of Common Stock for each share of Common Stock owned on the Rights Offering Record Date (the "Basic Subscription Rights"). Each stockholder of record also has the opportunity to subscribe for as many additional shares as desired. However, if the shares offered in the Rights Offering are oversubscribed, the shares will be allocated pro rata based on the number of shares of Common Stock subscribed by each stockholder under the Basic Subscription Rights. If all Basic Subscription Rights are subscribed, there will be changes to the amount of securities owned by the persons listed below, but there will be no material change in the percentage ownership figures set forth below. However, if all Basic Subscription Rights are not subscribed, the percentage ownership figures set forth below could change dramatically, based on the actual number of shares purchased by the persons listed below and the actual number of shares purchased by other shareholders of record.

                         MATTERS TO BE ACTED UPON AT MEETING

                                      PROPOSAL 1
                                ELECTION OF DIRECTORS

GENERAL

    The Company's Certificate of Incorporation in the State of Delaware provides for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II, and Class III; each Class consists of two directors. The term of office of one director included in Class III expires at this Annual Meeting. The director whose term will expire at the Annual Meeting is Robert D. Johnson.

    Mr. Robert D. Johnson and Mr. James N. Cutler, Jr. have been nominated by the Board of Directors for election as Class III Directors to hold office until the Annual Meeting of Stockholders in 2001, until a successor is duly elected and qualified or until either person's earlier resignation, removal from office or death. The term of office for the directors in Class I will continue until the Annual Meeting of Stockholders in 2000, and the term of office for the directors in Class II will continue until the Annual Meeting of Stockholders in 1999.

    Election of the nominees will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Unless otherwise indicated, the proxies solicited by the Company will be voted for the election of the Class III director nominees listed below, who have indicated to the Company their availability for election (Robert D. Johnson presently is a director). If for any reason the nominees are unavailable as candidates for director, an event which is not anticipated, the persons named in the accompanying proxy may vote for another candidate nominated by the Board of Directors.

INFORMATION WITH RESPECT TO THE CLASS III DIRECTOR NOMINEES

    The following table sets forth information regarding the nominees, including age, present position with the Company, period served as a director, if any, other business experience during the past five years, and any other public company for which the nominee is a director.

ROBERT D. JOHNSON            Former Vice Chairman and Director, Cushman
(2)(3)(4)                    Electronics, Inc., and former Director,
Age 74                       EIP/Cushman, Inc.
Director since 1978

JAMES N. CUTLER, JR.         President and Chief Executive Officer of
Age 46                       The Cutler Corporation, holding company
Director Nominee             for various private businesses.  Director,
                             Hollywood Entertainment Corporation, owner and operator of over 900 domestic video rental superstores; former Director Arrow Transportation
                             Co., transporter of bulk liquid chemical products;
                             Trustee, University of Puget Sound, Tacoma,
                             Washington.

INFORMATION WITH RESPECT TO OTHER DIRECTORS

The following table sets forth similar information regarding the other members of the Board of Directors.

    CLASS I -- TERM EXPIRING AT THE 2000 ANNUAL MEETING

J. BRADFORD BISHOP (1)       Chairman of the Board and Chief Executive Officer
Age 46                       of the Company.  Managing Director of Fibre
Director since 1978          International (formerly Continental Paper
                             Recycling), a paper recycling company; Founder and Director of Waste Connections, Inc., a solid waste company; and former Chief Executive Officer and current Secretary, Carson Energy Group, a power plant development company.

JOHN F. BISHOP (1)           Vice Chairman of the Board, Treasurer and
Age 74                       Secretary of the Company; former Chairman of the
Director since 1961          Board, President, and Treasurer of Cushman
                             Electronics, Inc., a manufacturer of test instruments for telephone communication systems.

    CLASS II  -- TERM EXPIRING AT THE 1999 ANNUAL MEETING

MICHAEL E. JOHNSON           President, Bainbridge Group, a Law Corporation.
Age 37                       Former counsel, Jones, Day, Reavis & Pogue, a law
Director since 1996          firm.

J. SIDNEY WEBB, JR.          Chairman of the Board, The Titan Corporation,
(2)(3)(4)                    manufacturer of defense and industrial products
Age 78                       and systems; Director, Plantronics, Inc.,
Director since 1981          supplier of communication headset products and
                             services to users and providers worldwide;
                             Director, Visigenics Software, Inc., a software company; and Director, Micro Focus, a software company.

-----------------
(1)  J. Bradford Bishop is the son of John F. Bishop.
(2)  Member of Compensation Committee
(3)  Member of Audit Committee.
(4)  Member of Stock Option Committee


MEETINGS OF THE BOARD AND ITS COMMITTEES

    The Company's Board of Directors held four meetings and acted by written consent three times during its fiscal year ended September 30, 1997 (the "Fiscal Year"). Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of which he was a member during the Fiscal Year. The Independent Committee of the Board is comprised of Messrs. M. E. Johnson, R. D. Johnson and Webb and met three times during the Fiscal Year. The Independent Committee is responsible for reviewing and approving transactions between the Company and Messrs. J. B. Bishop and J. F. Bishop and their affiliates. The Audit Committee of the Board is comprised of Messrs.R. D Johnson and Webb and met one time and acted by written consent one time during the Fiscal Year. The Audit Committee is responsible for reviewing plans and activities of outside auditors, reviewing financial reporting, conducting internal financial reviews and evaluating the business ethics of the Company and its officers and directors. The Compensation Committee of the Board is comprised of Messrs. Webb and R. D.Johnson and met one time during the Fiscal Year. The Compensation Committee is responsible for reviewing and approving the compensation and benefits paid to officers of the Company. The Stock Option Committee of the

Board is comprised of Messrs. Webb and R.D. Johnson and met one time during the Fiscal Year. The Stock Option Committee is responsible for administering the Company's Second Amended and Restated 1994 Stock Option Plan. The Company's Board of Directors has no nominating committee.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

    The following table sets forth information regarding the executive officers of the Company, whose terms of office expire upon the election of a successor at the organizational meeting of the Board of Directors following the Annual Meeting.

                                                 Office and Prior Office or                     Year Appointed to
      Name                   Age              Employment During Last Five Years                  Present Position
      ----                   ---              ---------------------------------              ------------------------
 J. Bradford Bishop          46      Chairman of the Board and Chief Executive Officer.                1994
                                     Mr. Bishop previously served as President of the
                                     Company from 1990 to 1992.

 John F. Bishop              74      Vice Chairman of the Board, Treasurer and Secretary.      1994 (Vice Chairman)
                                                                                                 1990 (Secretary)
                                                                                                 1985 (Treasurer)

 Ivan N. Andres              49      General Manager and Chief Operating Officer.  Vice                1997
                                     President, Marketing and Sales of the Company from
                                     1994 until 1997.  Director of Marketing of On-Demand
                                     Environmental Systems, an air pollution control
                                     company from 1992-1994.  From 1991 until 1992, Mr.
                                     Andres worked as an independent consultant.  Prior to
                                     1991, Mr. Andres served as Director of Marketing of
                                     Acurrel, a microwave instrumentation company.

                                      PROPOSAL 2
                             APPROVAL OF 1998 STOCK PLAN

BACKGROUND

     EXISTING STOCK OPTION PLAN. Under the EIP Microwave, Inc. Second Amended and Restated 1994 Stock Option Plan (the "Existing Plan"), the Company is authorized to grant options to purchase up to 200,000 shares of Common Stock to directors, officers, other key employees and non-employee consultants of the Company (excluding John F. Bishop). The 200,000 shares of Common Stock authorized under the Existing Plan have been registered on a Form S-8 Registration Statement filed with the Securities and Exchange Commission. The Company has granted options to purchase 147,000 shares of Common Stock pursuant to the Existing Plan, of which 1,600 have subsequently been exercised and 43,000 have subsequently been canceled. The purpose of the Existing Plan is to provide a means whereby the Company may attract and retain persons of ability as directors, employees and consultants and motivate such persons to exert their best efforts on behalf of the Company and any of its subsidiaries.

     RIGHTS OFFERING. The Company has commenced a rights offering (the "Rights Offering"), pursuant to which the Company is offering 5,948,698 shares of its Common Stock to its stockholders of record on November 7, 1997 (the "Record Date"). Each stockholder of record is entitled to purchase fourteen shares of Common Stock for each share of Common Stock owned on the Record Date (the "Basic Subscription Rights"). Each stockholder of record also has the opportunity to subscribe for as many additional shares as desired. However, if the shares offered in the Rights Offering are oversubscribed, the shares will be allocated pro rata based on the number of shares of Common Stock subscribed by each stockholder under the Basic Subscription Rights. The Rights Offering will expire on January 30, 1998 at 5:00 P.M., California time, unless extended by the Company. The net proceeds to the Company upon successful completion of the Rights Offering will be used to develop new products, fund working capital requirements and repay debt.

PROPOSED 1998 STOCK PLAN

     The issuance of shares of Common Stock in the Rights Offering will be dilutive to optionees under the Existing Plan and, consequently, will significantly limit the Company's ability to attract, retain and motivate directors, officers, other key employees and consultants of the Company.

     Consequently, on January 9, 1998, the Board of Directors adopted the 1998 Stock Plan (the "1998 Stock Plan") with 1,500,000 shares of Common Stock initially reserved for issuance thereunder, subject to (a) the issuance of at least 4,400,000 shares of Common Stock by the

Company pursuant to the Rights Offering, as amended from time to time, and
(b) stockholder approval of the 1998 Stock Plan at the Annual Meeting. Assuming the Proposal is approved, no further options will be granted under the Existing Plan. Based on the average of the closing bid and asked prices for the Common Stock on January 12, 1998, the market value of the shares of Common Stock issuable under the 1998 Stock Plan is $1,453,125.


Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Technology companies have historically used stock options and stock grants as an important part of recruitment and retention packages. The Company competes directly with these technology companies for experienced directors, executives and engineers and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to provide the growth that stockholders desire. The 1998 Stock Plan provides for the grant of options and stock purchase rights to directors, officers, employees and consultants to provide additional incentive to encourage their continued service to the Company. In addition to the compensation-related aspect of the 1998 Stock Plan, it has a potentially dilutive effect.

     The Board intends to cause the shares of Common Stock authorized for issuance under the 1998 Stock Plan to be registered on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission at the Company's expense.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 STOCK PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY, ENTITLED TO VOTE AND ACTUALLY VOTING FOR THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE 1998 STOCK PLAN

     Set forth below is a summary of the 1998 Stock Plan.

     GENERAL. The purpose of the 1998 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the directors, officers, employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1998 Stock Plan. Options granted under the 1998 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

     ADMINISTRATION. The 1998 Stock Plan may generally be administered by the Board or the Committee appointed by the Board. However, with respect to grants of options to individuals who are also officers or directors of the Company ("Insiders"), the 1998 Stock Plan will be administered by: (i) the Board if the Board may administer the 1998 Stock Plan in a manner complying with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto ("Rule 16b-3") with respect to a plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the 1998 Stock Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the 1998 Stock Plan are referred to herein as the "Administrator".

     ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted under the 1998 Stock Plan to directors, officers, employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the directors, officers, employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. As of January 12, 1998, the Company has approximately five directors (plus one director nominee), three officers, thirty-five employees and five consultants.

     TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the participant, and is subject to the following additional terms and conditions;

     (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the average of the closing bid and asked prices for the Common Stock on the date the option is granted.

     (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1998 Stock Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the participant, any other form of consideration permitted by applicable law, or any combination thereof.

     (c) TERM OF OPTION. The Administrator determines the term of each option, provided that the term of an incentive stock option may be no more than ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) TERMINATION OF RELATIONSHIP. If a participant's directorship, officer, employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the participant under the 1998 Stock Plan expire on the earlier of (i) the date three months after such termination or such other date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the participant may exercise all or part of his or her option at any time before termination.

     (e) DEATH OR DISABILITY. If a participant's directorship, officer, employment or consulting relationship terminates as a result of death or disability, then all options held by such participant under the 1998 Stock Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The participant (or the participant's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

     (f) NONTRANSFERABILITY OF OPTIONS. Options granted under the 1998 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the participant's lifetime only by the participant.

     (g) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1998 Stock Plan as may be determined by the Administrator.

     STOCK PURCHASE RIGHTS. A stock purchase right gives the participant a period of no longer than 90 days from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the participant, accompanied by the payment of the purchase price of the shares, if any, as determined by the Administrator. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the participant's directorship, officer, employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the participant. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the participant's lifetime only by the participant. The aggregate number of shares subject to grants of stock purchase rights may not exceed 50% of the shares subject to the 1998 Stock Plan.

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1998 Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1998 Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each participant shall have the right to exercise all of the participant's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor entity. If the successor entity refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the participant shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the participant that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

     AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the 1998 Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1998 Stock Plan to the extent necessary and desirable to comply with Rule 16b-3, Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1998 Stock Plan without the written consent of the participant. Unless terminated earlier, the 1998 Stock Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

     FEDERAL INCOME TAX CONSEQUENCES

     (a) INCENTIVE STOCK OPTIONS. A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition generally measured as the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the amount realized on the sale of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the participant.

     (b) NONSTATUTORY STOCK OPTIONS. A participant does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the participant. Upon a disposition of such shares by the participant, any difference between the sale price and the participant's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     (c) STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the participant will not recognize ordinary income at the time of purchase. Instead, the participant will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the termination of the participant's directorship, officer, employment or consulting relationship with the Company. At such times, the participant will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The participant may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a participant who is an employee will be subject to tax withholding by the Company. Different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.

     Subject to the limitation on deductibility set forth in Section 162(m) of the Code, the Company is entitled to a tax deduction in the same amount as the ordinary income recognized by a participant in connection with a purchase of stock under a stock purchase right.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1998 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

                   COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                     AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

EXECUTIVE COMPENSATION

                              SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation for services in all capacities accrued by the Company during the fiscal years ended September 30, 1997, 1996, and 1995, for the Company's Chief Executive Officer and certain of its most highly compensated executive officers who were serving as such at the end of the last completed fiscal year. The Company issued no restricted stock awards and there were no long term incentive plan payouts.


                                                                                   LONG TERM
                                                                                  COMPENSATION
                                           ANNUAL COMPENSATION                       AWARDS
                            ------------------------------------------------      ------------
         (a)                (b)          (c)           (d)          (e)                (f)            (g)

                                                                OTHER ANNUAL       SECURITIES      ALL OTHER
                                                                COMPENSATION       UNDERLYING     COMPENSATION
    NAME AND                            SALARY        BONUS         ( $ )           OPTIONS          ( $ )
PRINCIPAL POSITION          YEAR         ($)          ( $ )          (1)             ( # )            (5)
---------------------------------------------------------------------------------------------------------------
 J. Bradford Bishop         1997     $  24,050        $   0      $      0           $    0          $     0
  Chairman, Chief           1996             0            0             0           15,000 (6)            0
  Executive Officer         1995             0            0             0                0                0

 John F. Bishop             1997        43,550            0        17,085 (3)            0              331
  Vice Chairman,            1996        58,500            0        11,853 (3)            0              328
  Treasurer and Secretary   1995        75,000            0        25,677 (3)            0              362

 Lewis R. Foster (4),       1997       100,732            0         5,337 (2)       40,000 (6)          561
  President, and
  Chief  Operating Officer

 Ivan Andres                1997        77,659        2,000         4,225 (7)            0              561
  Vice President,           1996        73,819       19,000         6,559 (7)        2,500 (6)          554
  Marketing and Sales       1995        73,755       28,000             * (8)        8,000 (6)          530


-----------------

(1) Amounts in this column include compensation to officers from (a) the Company's supplemental medical reimbursement plan in which all officers are eligible to participate, (b) the Company's tax and financial counseling reimbursement plan in which all officers are eligible to participate, (c) the Company's legal services reimbursement plan in which the Vice Chairman is eligible to participate, (d) the payment of car allowances to certain officers in lieu of providing a company car, (e) the payment of private club dues for certain officers and (f) contributions by the Company on behalf of certain officers pursuant to its Retirement/Savings Plan which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code. The type and amount of each perquisite or other personal benefit which exceeds 25% of the total perquisites and other personal benefits reported for such officer are identified in a footnote.

(2) On behalf of Mr. Lewis R. Foster, the Company paid $4,200 in car allowances and contributed $1,028 under the Retirement/Savings Plan in fiscal 1997.

(3) On behalf of Mr. J.F.Bishop, the Company paid $7,429 under the supplemental reimbursement plan and $7,691 under the Legal Services Reimbursement Plan in fiscal 1997, paid $7,522 under the supplemental medical reimbursement plan and paid $4,006 for private club dues in fiscal 1996, and paid $12,776 under the legal services reimbursement plan in fiscal 1995. Amounts do not include non-cash compensation to Mr. J.F.Bishop in the form of expenses related to personal use of a Company-supplied automobile, which amount did not exceed 10% of the cash compensation of Mr. J.F. Bishop.

(4) Mr. Lewis R. Foster's employment terminated on December 16, 1997 and Mr. Ivan Andres was appointed General Manager and Chief Operating Officer on such date.

(5) Amounts in this column consist of payments by the Company of premiums for term life insurance.

(6) Options to purchase common stock awarded under the Company's Second Amended and Restated 1994 Stock Option Plan.

(7) On behalf of Mr. Andres, the Company paid $4,200 in car allowances in fiscal 1997, and $4,200 in car allowances and contributed $2,305 under the Retirement/Savings Plan in fiscal 1996.


(8) Perquisites and personal benefits provided to the named executive officer under various Company programs did not exceed $50,000 or 10% of such individual's salary and bonus.

                          OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on options granted under the Company's Second Amended and Restated 1994 Stock Option Plan in fiscal 1997 to the named executive officers:


                                                    INDIVIDUAL GRANTS
                        -----------------------------------------------------------
                            NUMBER OF          % OF TOTAL
                            SECURITIES           OPTIONS          EXERCISE
                            UNDERLYING          GRANTED TO        OR BASE
                             OPTIONS           EMPLOYEES IN        PRICE      EXPIRATION
       NAME                GRANTED (#)        FISCAL YEAR (1)      ($/SH)        DATE
       ----                -------------      ---------------     --------    ----------
 J. Bradford Bishop             ---                 ---             ---           ---
 John F. Bishop                 ---                 ---             ---           ---
 Ivan Andres                    ---                 ---             ---           ---
 Lewis R. Foster             40,000 (2)             100%           $4.75        11/20/06

-----------------
(1) Percentage based on grants to employees during the last fiscal year of options to purchase 40,000 shares of Common Stock.
(2) The options granted to Mr. Foster became exercisable with respect to one-fourth of such shares on October 16, 1997. As a result of Mr. Foster's departure from the Company, no further options will become exercisable.

                    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION VALUES

    The following table provides information regarding option exercises in fiscal 1997 by the named executive officers and the value of such officers' unexercised options at September 30, 1997:



                                                                Number of Securities            Value of
                                                                     Underlying               Unexercised
                                                                    Unexercised               In-the-Money
                                                                     Options at                 Options
                                                                     FY-End (#)            at FY-End ($) (1)
                                                                ------------------         -------------------
                            Shares
                           Acquired on             Value         Exercisable (E)/           Exercisable (E)/
         Name              Exercise (#)        Realized ($)      Unexercisable (U)          Unexercisable (U)
------------------------   ------------       ---------------   ------------------         -------------------
 J. Bradford Bishop           ----                ----                 5,000 (E)                  $0 (E)
                              ----                ----                10,000 (U)                  $0 (U)
 John F. Bishop               ----                ----                  ----                     ----
 Ivan Andres                  ----                ----                 2,100 (E)                  $0 (E)
                              ----                ----                 6,800 (U)                  $0 (U)
 Lewis R. Foster (2)          ----                ----                40,000 (U)                  $0 (U)


------------------

(1) The options at fiscal year end were not in-the-money based on a fair market value per share of Common Stock of $2.72, which represents the mean between the bid and asked prices of a share on the NASDAQ System at the close of business on September 30, 1997.

(2) The options granted to Mr. Foster became exercisable with respect to one-fourth of such shares on October 16, 1997. As a result of Mr. Foster's departure from the Company, no further options will become exercisable

   EMPLOYMENT AGREEMENT

    On October 1, 1995, the Company entered into an Employment Agreement with John F. Bishop, Vice-Chairman of the Board, Treasurer and Secretary of the Company, whereby Mr. Bishop will provide his services for a monthly salary of $6,500 for an initial term of two years. On the first day of each month, the initial term is automatically extended for an additional month, unless either party notifies the other in writing of his or its desire not to extend the term. In the event the Company elects not to extend the term or there is a change in control of the Company (the date of such event is referred to as the "Transition Date"), Mr. Bishop will continue to perform services for the Company for a three month transition period and the Company will maintain his compensation and other benefits for the three month transition period and an additional twenty-one months. Should Mr. Bishop become permanently disabled, the Company shall pay to him fifty percent (50%) of the agreed salary for the remainder of the term. Effective January 1, 1997, Mr. Bishop agreed to reduce his monthly salary to $3,250 until the Transition Date. In addition to the foregoing compensation, the Company will provide Mr. Bishop with a private office, secretarial and administrative assistance, office equipment and supplies and other facilities and services suitable to his position. Mr. Bishop is also entitled to all employee benefits provided to senior management personnel of the Company and to participate in the Company's medical reimbursement plan which is supplemental to the medical plan covering all employees, the tax and financial counseling reimbursement plan and the legal reimbursement plan provided by the Company as well as Company paid life insurance.

    In addition to his monthly compensation, Mr. Bishop is entitled under the Employment Agreement to the full and unrestricted use of the currently provided 1989 Mercedes Benz Model 560 automobile or its successor automobile if replaced at any time prior to the end of his employment term. The Company provides all gasoline, maintenance, repair and insurance with respect to the automobile during the term of the Agreement. In consideration for Mr. Bishop's prior agreement to reduce his monthly salary to $1 per month for the period from February 1992 through July 1992 and the deduction of $217 per month from his monthly salary for the period from August 1992 through October 1995, the Company granted to Mr. Bishop the right to acquire the automobile with full credit for the foregone salary totaling $56,846. Mr. Bishop has the right to acquire the automobile at any time during the two months immediately preceding the end of his employment term. If the automobile's Kelly Blue Book value is in excess of $56,846, Mr. Bishop shall pay to the Company the difference at the time Mr. Bishop acquires the automobile. If the value of the automobile is less than $56,846, the Company shall pay the difference to Mr. Bishop at the time he acquires the automobile. In the event that Mr. Bishop's employment is terminated prior to the end of his employment term, he shall have the right to acquire the automobile at that time. In the event of Mr. Bishop's death, the right to acquire the automobile shall be exercisable by Mr. Bishop's widow or the executor of his estate.

    The Company may terminate the Employment Agreement only if Mr. Bishop were to be convicted of a felony, if he willfully fails to fulfill his duties, if he commits gross negligence in the performance of his duties, if he intentionally misappropriates significant funds of the Company or if he dies. Mr. Bishop may terminate the agreement at any time on thirty days notice to the Company.

    Under the Employment Agreement, Mr. Bishop may not disclose confidential information of the Company at any time. This provision survives termination of the Employment Agreement. Mr. Bishop is further prohibited from soliciting employees or customers of the Company for at least one (1) year following termination of the Employment Agreement.

COMPENSATION OF DIRECTORS

    Non-management Directors are paid a monthly retainer of $600, and receive $600 per day for attendance at Board Meetings. They also receive $200 per day for committee meetings held on the same day as Board meetings and $400 per day if held on a separate day. Committee chairmen receive $100 per day in addition to the above. Directors who are officers of the Company receive no compensation for service on the Board of Directors or committees thereof.

    Accrued and unpaid retainers and fees for non-management Directors as of February 13, 1996 (the "Accrued Directors Fees") were owed to Messrs. Robert D. Johnson, James J. Shelton and J. Sidney Webb in amounts equal to approximately $30,600, $29,100 and $30,900, respectively. As of February 13, 1996, each of Messrs. Johnson and Webb agreed to waive all Accrued Directors Fees owing to him in exchange for the grant by the Company of an option to purchase 5,000 shares of Common Stock of the Company under the terms of the Company's Amended and Restated 1994 Stock Option Plan, with the exception that such options would be immediately vested and exercisable and would not terminate upon ceasing to be a Director or upon death or disability. On February 7, 1996, Mr. Shelton's term of office as Director expired and, as of February 13, 1996, he agreed to waive all Accrued Directors Fees owing to him, in exchange for amending his Nonqualified Stock Option Agreement with the Company to eliminate the requirement that his options terminate three months after he ceases to be a Director and the requirement that he continuously serve as a Director of the Company as a condition to him becoming vested in the options to purchase the remaining 6,667 shares of Common Stock under the Nonqualified Stock Option Agreement.

CERTAIN TRANSACTIONS

   SUBORDINATED LOAN

    The Company entered into a Subordinated Loan Agreement dated as of December 16, 1996 with J. Bradford Bishop, Chairman and Chief Executive Officer of the Company, and John F. Bishop, Vice Chairman, Treasurer and Secretary of the Company (together, the "Bishops"). The Bishops advanced $600,000 to the Company under the Subordinated Loan Agreement. Interest accrued thereon at 8% per annum, payable quarterly. In connection with the Subordinated Loan Agreement, the Company issued warrants to the Bishops to purchase 90,000 shares of Common Stock at $3.00 per share. The Subordinated Loan Agreement terminated on October 15, 1997, and all principal thereunder was repaid in full on such date with the proceeds from the Loan Facility with the Bishop Family Trust (described below). As consideration for the early repayment of such obligations, the warrants issued to the Bishops were canceled on October 15, 1997.

    In the opinion of management and the disinterested members of the Board of Directors, the terms of the Subordinated Loan Agreement, including the warrants to be issued thereunder, were fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

   BRIDGE LOANS

    The Company received several bridge loans from the Bishops payable on demand (the "Bridge Loans"), which amounted to $400,000, plus interest, on
October 15, 1997. Interest accrued thereon at 10% per annum.   All principal
of the

Bridge Loans was repaid in full on such date with the proceeds from the Loan Facility with the Bishop Family Trust (described below).

    In the opinion of management and the disinterested members of the Board of Directors, the terms of the Bridge Loans were fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

    BISHOP FAMILY TRUST LOAN FACILITY

    On October 15, 1997, the Company entered into a loan and security agreement (the "Loan Facility") with John F. Bishop and Ann R. Bishop, trustees of the Bishop Family Trust (the "Bishop Family Trust"). At December 12, 1997, the Company had outstanding borrowings in the aggregate principal amount of $1,350,000 under the Loan Facility. The Loan Facility provides for a term loan of $1,000,000 and revolving advances of up to $450,000. Interest is charged at the prime rate plus 5% per annum and is payable monthly. The Loan Facility expires on October 15, 1998. The Loan Facility contains various restrictive covenants requiring, among other matters, the achievement of profitability on a rolling 3-month basis commencing in August 1998, and the maintenance of minimum revenues from its OEM relationship with Hewlett-Packard Company commencing in January 1998. The Loan Facility also precludes or limits the Company's ability to take certain actions, such as paying dividends, making loans, making acquisitions or incurring indebtedness, without the Bishop Family Trust's prior written consent. The Loan Facility is secured by substantially all of the Company's assets. The Bishop Family Trust has subordinated the Loan Facility to the Bank Line. At December 12, 1997, the Company was in compliance with the restrictive covenants of the Loan Facility.

    Under the terms of the Loan Facility, the Company will be obligated to pay facility fees of up to $282,000 to the Bishop Family Trust in the manner described below.

    A. A facility fee of $70,500 was fully earned on October 22, 1997 and will be payable by the Company on January 22, 1998.

    B. If the principal amount of the obligations outstanding under the Loan Facility on January 22, 1998 exceeds $1,000,000, then an additional facility fee of $70,500 will be fully earned on such date and will be payable by the Company on January 22, 1998.

    C. If the principal amount of the obligations outstanding under the Loan Facility on April 22, 1998 exceeds $1,000,000, then an additional facility fee of $141,000 will be fully earned on such date and will be payable by the Company on April 22, 1998.

    The Company will have the right to pay the facility fee in cash or by issuance of Common Stock. The number of shares of Common Stock issuable as payment for a facility fee will equal (a) the applicable facility fee divided by
(b) the Fair Market Value (as defined in the Loan Facility) per share of Common Stock on the date such facility fee is payable to the Bishop Family Trust.

    In the opinion of management and the disinterested members of the Board of Directors, the terms of the Loan Facility are fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

    LEGAL COUNSEL


    Bainbridge Group, a Law Corporation ("Bainbridge Group") provides ongoing legal services for the Company. Michael E. Johnson, a director of the Company, is President of Bainbridge Group. In the opinion of management and the disinterested members of the Board of Directors, the terms of the relationship between the Company and Bainbridge Group are fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors during or with respect to the Company's most recent fiscal year, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with all Section 16(a) filing requirements.

                   INFORMATION RELATING TO INDEPENDENT ACCOUNTANTS

    The Company engaged Meredith, Cardozo, Lanz & Chiu LLP as its new independent accountants as of October 9, 1997 to conduct the audit for fiscal 1997.

    On October 9, 1997, the Company dismissed Price Waterhouse LLP as its independent accountants. The reports of Price Waterhouse LLP on the financial statements for the years ended September 30, 1995 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their reissued report on the financial statements for the year ended September 30, 1996, which was dual dated December 23, 1996 and October 23,
1997 includes an explanatory paragraph to express substantial doubt regarding the Company's ability to continue as a going concern. The Company's Audit Committee participated in and approved the decision to change independent accountants. In connection with its audits for the two most recent fiscal years and through October 9, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years. Price Waterhouse LLP furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements in this paragraph.

    Representatives of Meredith, Cardozo, Lanz & Chiu LLP are expected to be present at the Annual Meeting and will have the opportunity to address the meeting, if they so desire, and respond to appropriate questions.

    The Company annually reviews the selection of its independent accountants, however, no selection has yet been made for the current fiscal year.


                                    OTHER MATTERS

    Management is unaware of any other matters to be presented to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their own judgment on such matters.

                                STOCKHOLDER PROPOSALS

    In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting to be held in 1999, proposals by stockholders intended to be presented at such Annual Meeting must be received by the Company no later than September 18, 1998.

                                 FINANCIAL STATEMENTS

    The Company's 1997 Form 10-KSB Annual Report to Stockholders, which is being mailed to stockholders with this Proxy Statement, contains audited consolidated financial statements of the Company. Such Annual Report does not constitute a part of the proxy material. If any stockholder of record did not receive such Annual Report, we will immediately mail one upon receipt of a request from such stockholder.

                             ANNUAL REPORT ON FORM 10-KSB

    THIS COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST AT THE FOLLOWING
ADDRESS:  EIP MICROWAVE, INC., 1745 MCCANDLESS DRIVE, MILPITAS, CA 95035,
ATTN.: PRESIDENT. COPIES OF EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO A STOCKHOLDER REQUESTING EXHIBITS.

                                  By Order of the Board of Directors



                                  J. F. Bishop
                                  SECRETARY

Newport Beach, California
January 14, 1998

                                 EIP MICROWAVE, INC.
                                   1998 STOCK PLAN


1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Officers, Employees and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.   DEFINITIONS.  As used herein, the following definitions shall apply:

     (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be or are being granted under the Plan.

     (c)    "BOARD" means the Board of Directors of the Company.

     (d)    "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

     (f)    "COMMON STOCK" means the Common Stock of the Company.

     (g)    "COMPANY" means EIP Microwave, Inc., a Delaware corporation.

     (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

     (i) "CONTINUOUS STATUS" means that the Participant's relationship as Director, Officer, Employee or Consultant with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any

            Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

     (j)    "DIRECTOR" means a member of the Board.

     (k)    "DISABILITY" means total and permanent disability as defined in
            Section 22(e)(3) of the Code.

     (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company, any Parent or Subsidiary. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but clause (i) above is not applicable, the Fair Market Value of a Share of Common Stock shall be the mean between the closing bid and asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "INSIDER" means an individual subject to Section 16 of the Exchange Act.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right. The Notice of Grant is part of the Option Agreement or the Restricted Stock Purchase Agreement, as applicable.

     (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t)    "OPTION" means a stock option granted pursuant to the Plan.

     (u) "OPTION AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

     (w) "PARTICIPANT" means a Director, Officer, Employee or Consultant who holds an outstanding Option or Stock Purchase Right, or Restricted Stock subject to a repurchase option in favor of the Company.

     (x) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (y)    "PLAN" means this 1998 Stock Plan.

     (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

     (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of

            Grant.

     (bb) "RIGHTS OFFERING" means the offering of shares of Common Stock by the Company to its stockholders of record on November 7, 1997, as such offering may be amended from time to time.

     (cc) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (dd) "SECTION 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (ee) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (ff) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 9 of the Plan, as evidenced by a Notice of Grant.

     (gg) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4.   ADMINISTRATION OF THE PLAN.

     (a)    PROCEDURE.

            (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees or Consultants who are neither Directors nor Officers.

            (ii) ADMINISTRATION--GENERALLY. The Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (iii) ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to an Option or a Stock Purchase Right granted to an Insider, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

     (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;


            (ii) to select the Directors, Officers, Employees and Consultants to whom

                   Options and Stock Purchase Rights may be granted hereunder;

            (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

            (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (v)    to approve forms of agreement for use under the Plan;

            (vi) to determine, consistent with the terms of the Plan, the terms and conditions of any Option or Stock Purchase Right granted hereunder, including, but are not limited to, the exercise price, the time or times when an Option or a Stock Purchase Right may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any restriction or limitation, or any other term or condition regarding a Option or a Stock Purchase Right or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vii) to construe and interpret the terms of the Plan and Options and Stock Purchase Rights granted pursuant to the Plan;

            (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (ix) to modify or amend any Option, Stock Purchase Right or Restricted Stock (subject to Section 13(c) of the
                   Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xi) to determine the terms and restrictions applicable to Options, Stock Purchase Rights and any Restricted Stock; and

            (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Options or Stock Purchase Rights, or Restricted Stock.

5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Directors, Officers, Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, a Director, Officer, Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

6.   LIMITATIONS.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon a Participant any right with respect to the continuation of the Participant's directorship, officer, employment or consulting relationship with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such directorship, officer, employment or consulting relationship at any time, with or without cause.

7. TERM OF PLAN. Subject to Section 17 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 13 of the Plan.

8.   OPTIONS

     (a) TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     (b) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (c) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Participant.

     (d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note; (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement; (vii) any combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     (e) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (f) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR, OFFICER, EMPLOYEE OR CONSULTANT. Upon termination of a Participant's Continuous Status, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the above, in the event the Company is involved in a merger as a result of which Participants are precluded from selling shares of the acquiring or successor company until the publication of financial results covering post- merger combined operations ("Pooling Restrictions"), Options held by Participants subject to such Pooling Restrictions (including Options that are assumed or substituted pursuant to Section 11(c)) shall remain exercisable until five (5) business days after the expiration of such Pooling Restrictions (but not beyond the original term of the Option) notwithstanding an earlier termination of such Participant's Continuous Status.

     (g) CHANGE IN CONTINUOUS STATUS. Notwithstanding the above, in the event of a Participant's change in status from one relationship with the Company, any Parent or Subsidiary to another relationship as Director, Officer, Employee or Consultant (E.G., Employee to Director, Consultant to Employee, etc.), the Participant's Continuous Status shall not automatically terminate solely as a result of such change in status. In the event a Participant ceases to be an Employee but retains Continuous Status, an Incentive Stock Option held by that Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination of employment.

     (h) DISABILITY OF PARTICIPANT. Upon termination of a Participant's Continuous Status as a result of the Participant's Disability, the Participant may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of termination, but only to the extent that the Participant is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
            If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (i) DEATH OF PARTICIPANT. In the event of the death of a Participant, the Option may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (j) OTHER PROVISIONS. The Option Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Option Agreements need not be the same with respect to each Participant.

     (k) RULE 16b-3. Options granted to Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions determined by the Administrator as may be required thereunder to qualify for exemption from Section 16 of the Exchange Act with respect to Plan transactions.

9.   STOCK PURCHASE RIGHTS.

     (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash or other awards made outside of the Plan. After the Administrator determines that it will offer

            Stock Purchase Rights under the Plan, it shall advise the Participant in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Participant shall be entitled to purchase, the purchase price (if any) to be paid, and the time within which the Participant must accept such offer, which shall in no event exceed ninety (90) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The aggregate number of Shares subject to grants of Stock Purchase Rights shall not exceed fifty percent (50%) of the Shares subject to the Plan pursuant to Section 3.

     (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's Continuing Status for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) RULE 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3, and shall contain such additional conditions or restrictions determined by the Administrator as may be required thereunder to qualify for exemption from Section 16 of the Exchange Act with respect to Plan transactions. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

     (d) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.

     (e) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the Participant shall have the rights equivalent to those of a stockholder, subject to any repurchase option in favor of the Company and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

     (f) ISSUANCE OF SHARES. As soon as possible after full payment of the purchase price (if any), the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the Participant make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

     (g) SHARES AVAILABLE UNDER THE PLAN. Exercise of a Stock Purchase Right in any manner shall result in a decrease in the number of Shares that thereafter shall be available for reissuance under the Plan.

10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Neither an Option or a Stock Purchase Right, nor any Restricted Stock subject to a repurchase right in favor of the Company, may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and an Option or a Stock Purchase Right may be exercised, during the lifetime of the Participant, only by the Participant.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
     SALE.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Stock Purchase Right.

     (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or Stock Purchase Right until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another entity, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor entity or a Parent or Subsidiary of the successor entity, or in the event that the successor entity refuses to assume or substitute for the Option or Stock Purchase Right, the Participant shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.


12. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

13.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

14.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.  LIABILITY OF COMPANY.

     (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13(b) of the Plan.

16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to (a) the issuance of at least 4,400,000 shares of Common Stock by the Company pursuant to the Rights Offering, as amended from time to time, and (b) approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                            EIP MICROWAVE, INC.
                       4500 Campus Drive, Suite 219
                     Newport Beach, California  92660

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  AND MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned hereby appoints J. Bradford Bishop and John F. Bishop the true and lawful proxy of the undersigned, each having full power of substitution, and hereby authorizes either or both of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock, par value $.01, of EIP Microwave, Inc., (the "Company") held of record by the undersigned on December 23, 1997, at the 1998 Annual Meeting of Stockholders of the Company to be held at Pacific Club, 4110 MacArthur
Blvd., Newport Beach, California, on Wednesday, February 11, 1998, at
10:00 a.m., local time, and any postponement or adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND VOTED IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                       TRIANGLE FOLD AND DETACH HERE TRIANGLE

Please mark your votes as indicated in this example    /X/

1. ELECTION OF DIRECTORS              FOR the nominee listed        WITHHOLD AUTHORITY
NOMINEES:CLASS III - ROBERT D.        (except as indicated          to vote for the nominee
         JOHNSON AND JAMES N.         to the contrary below)        listed below
         CUTLER, JR.                  / /                           / /


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)


--------------------------------------------------------------------------------

2. Proposal to adopt the 1998 Stock Plan and approve the reservation and authorization of 1,500,000 shares of Common Stock reserved for issuance under the terms of the plan.
                                     For   Against  Abstain
                                     / /     / /      / /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting or any postponement or adjournment thereof are hereby expressly revoked.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.



Signature(s)                                              Dated:          , 1998
             --------------------------------------------       ----------
NOTE: Please date this proxy and sign it exactly as your name or names appear hereon. When shares are held by joint tenants, both must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.  If there is more than one trustee, all should sign.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
--------------------------------------------------------------------------------
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